UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Shareholders

International Stock Fund	October 31, 2013

The views and opinions in this report were current as of October 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Non-U.S. stock markets overcame bouts of volatility and posted good gains for the year. Buoyed by hopes for continued monetary stimulus and a rebound in the global economy, investors bid up stocks despite slowing revenue and profit growth. Investor sentiment improved, and stocks in developed markets in Europe and the Asia/Pacific region advanced strongly. Your portfolio continues to be broadly diversified across regions, countries, and sectors, and, as always, our goal is to own companies with above-average, long-term growth prospects.

The International Stock Fund returned 18.41% for the year ended October 31, 2013. As shown in the Performance Comparison table, your portfolio, and international stocks overall, posted solid gains in both halves of our fiscal year. The fund lagged the MSCI All Country World Index ex USA over the 12-month period. Our largest sector allocations—financials and consumer discretionary—generated the best absolute performance contribution but detracted from our comparison with the benchmark index. In particular, our financial holdings underperformed in the past six months because we have held positions in several emerging markets and were underweight to the riskier financials in Europe and Japan that performed well. (Returns for the Advisor Class and R Class shares were slightly lower, reflecting their higher expenses.)

PERFORMANCE REVIEW

Stock selection in North America and emerging markets was the largest contributor in our comparison with the MSCI index. Stock selection and an underweight allocation to Japan was the largest detractor from relative performance. An overweight allocation to emerging markets, which accounts for about one-quarter of the portfolio, also hurt relative performance.

In mature markets (excluding the benefit from currency exchange), earnings growth was mostly in line with our forecasts. We expected modest economic growth, and that is what happened. Japan’s economy was a bit better than we thought, jump-started by aggressive policies. Nonetheless, we still have doubts about the sustainability of the recent advance. We think that most of the earnings gains in Japan were currency driven, and overall, organic growth was rather subpar. That said, we believe the Japanese economy is going to improve, but in fits and starts. We’ve added to stocks that, in our view, can benefit from an improving economy and are reasonably well positioned should growth falter. We firmly believe that Japanese policymakers are doing all that they can to keep interest rates low and stimulate their economy.

A year ago, we expected modest economic growth in Europe for several years because the region was in total disarray. There were questions as to whether the eurozone would break up, stocks had performed poorly, and we were not optimistic for a radical reversal. Over the past 12 months, earnings have not been good, although they did not get worse, and investor sentiment went from extremely low to somewhat hopeful. Improving sentiment, fueled by the eurozone’s emergence from recession, led to rising valuations and higher European stock prices, especially in value-oriented stocks.

PORTFOLIO STRATEGY

Our investment strategy is to buy and hold high-quality growth companies with a competitive advantage in their respective markets. The fund focuses on long-term performance and shuns fad investments and momentum trading. We believe that over the long term, stock prices move with earnings and cash flow growth, meaning simply that if a company grows free cash flow by 15% a year, its stock should appreciate at roughly the same rate. We search for companies we think can generate double-digit earnings growth over time by participating in expanding markets, taking market share, or improving profitability faster than sales. We think that if we can find those companies and pay a fair price for their stock, we can compound absolute returns at double-digit levels and provide solid long-term relative results.

We work with T. Rowe Price’s specialized industry analysts and other portfolio managers to find companies that fit these criteria. We look for the best stocks wherever we may find them rather than employing a regional, country, or sector focus. While we take note of the broad economic conditions in regions and countries, the portfolio’s composition is primarily determined by individual stock considerations.

At this time, our investment decisions are being shaped by the following views:

  Japan and Europe remain challenged to generate stable revenue growth, but they are benefiting from very loose monetary policies, which have modestly improved company fundamentals.

  Consumer spending in emerging markets should continue to be a strong global growth driver.

  Our expectation of faster growth in the larger emerging markets was premature, but we believe that growth in those countries will remain reasonable.

  We are drawn to the opportunities in consumer discretionary stocks. Despite their high valuations, we consider them more appealing than lower-valuation consumer staples companies.

  Government policies continue to be onerous for corporations, but at the margin, we have started to see some improvement.

MARKET ENVIRONMENT

Stocks rallied in the 12-month reporting period, gaining more in the first half of the year than in the last six months. There were several events that led to volatility and tempered non-U.S. market gains. In May, global markets fell sharply when investors believed that the Federal Reserve was preparing to curtail its asset purchase program. However, at midyear, Fed Chairman Ben Bernanke reiterated that the central bank would not reduce asset purchases until economic conditions warranted the move. Later in the summer, concerns about tensions in the Middle East and the possibility of U.S.-led military strikes against Syria for its alleged use of chemical weapons sent stocks lower.

For the year, developed European markets outperformed most markets in Asia and the Americas, largely due to signs of improving economic growth. The region’s largest markets were good performers, and peripheral countries—including Spain, Greece, and Italy—surged after earlier losses. The region benefited from improving sentiment, better economic data, and signs that the protracted recession had ended. Toward the end of this period, stocks began to anticipate a better 2014. The realization of this expectation will be an important driver for further investment gains.

In Asia, Japanese stocks were standout performers for the year. The Bank of Japan continues to move aggressively to bolster the economy. While reforms have led to an improvement in economic activity, time will tell if policies are truly successful. Across the emerging markets universe, the Fed-induced September/October rally recouped a portion of the earlier losses, but many developing markets struggled to generate gains amid currency weakness and slowing economic growth.

PORTFOLIO REVIEW

While stock selection in the consumer discretionary sector hurt the fund’s comparison with the MSCI benchmark for the year, our overweight allocation (18% of the portfolio’s assets) generated a strong contribution. Overall, the fund’s consumer discretionary holdings gained about 25%, but that was well short of the 39% gain for the benchmark. The fund’s top contributors came from a variety of companies within the sector, including WPP, Las Vegas Sands, Richemont, and Priceline.com. Unfortunately, we owned a few significant detractors as well. Among multiline retailers, Parkson Retail and Lojas Renner declined. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our financial holdings, which advanced nearly 19%, underperformed those in the benchmark (+26%), and our underweight to the sector hurt relative results. Credit Suisse and insurer AXA were standout performers, but Ping An Insurance, Kerry Properties, Hang Lung Properties, and a new position in BR Malls Participacoes declined and hurt our comparison with the benchmark.

Our information technology sector holdings generated the strongest relative performance contribution. The fund benefited from stock selection—Baidu, the leading Chinese Internet search company, was the fund’s top absolute and relative performer—and an overweight allocation. A new addition to the portfolio, Yahoo! Japan, was one of the few stocks that declined.

From a regional perspective, overall stock selection was a modest positive contributor, while allocation decisions hurt our comparison with the MSCI index. North American holdings were solid contributors. In addition to Priceline.com and Las Vegas Sands, Valeant Pharmaceuticals International and Tim Hortons were good relative performers. Our worst-performing North American holdings were materials companies Eldorado Gold and Potash Corporation of Saskatchewan. Japanese stocks generated excellent absolute gains, but our holdings lagged those in the benchmark and the below-benchmark allocation crimped relative results. SoftBank and Bridgestone posted strong gains, but Jupiter Telecommunications and Inpex declined for the year.

The portfolio’s largest regional allocation was to developed European stocks, which, in aggregate, posted about a 27% gain. However, stock selection and a modest underweight allocation led to underperformance versus the benchmark. The portfolio’s developed market holdings in the Asia/Pacific region generated about a 16% gain for the year, which was in line with the performance of the region in the benchmark.

In summary, we underperformed the benchmark because we were wrong on our allocations to Europe, Japan, and emerging markets, and the performance disparity between developed and emerging markets was as large as it has been in many years. Several of the mature markets were up 25% or more, while the developing markets where we had significant bets, such as Brazil and India, were flat or modestly lower.

PORTFOLIO OUTLOOK

The current investing climate is challenging. Nevertheless, we continue to search for companies that are successful and adept at generating free cash flow, revenues, and earnings growth. We believe that in the short term, market performance in various countries will continue to be shaped by policy decisions. However, over the long term, performance should be determined by how well individual companies execute.

For the past few years, our large allocation to emerging markets has hurt our relative results. However, valuations in mature markets have steadily climbed over the past 12 months, and many emerging market stocks that did not participate as strongly in this year’s advance remain compelling based on their long-term growth prospects. While emerging markets growth could be choppy in the near term, our focus, and a primary determinant for inclusion in your portfolio, is on owning companies that have high-quality management teams and effective cost-control initiatives.

In the final months of the reporting period, global stock markets surged, which tempers our near-term expectations for equities. China’s slowdown has been modestly weaker than expected—we view it as part of a transition to a slower and more sustainable growth rate—but we have not lost sight of the country and the region’s long-term growth potential. In Japan, we intend to continue adding companies that we believe can benefit from improving economic conditions. We expect growth to be slightly higher, but it is unlikely to be robust. Japan has to address its massive government debt and corporations face a new consumption tax.

Over the long term, companies that have exposure to emerging markets should have the opportunity to generate better growth than those that do not. In our opinion, this is especially the case in Europe, where few companies without emerging markets revenues generate better than 5% organic growth. That said, our focus is on bottom-up stock selection and owning companies that can generate the best risk-adjusted returns wherever we can find them.

As always, we will continue to work diligently on your behalf. Thank you for your support and confidence in T. Rowe Price.

Respectfully submitted,

Robert W. Smith
Chairman of the Investment Advisory Committee

November 13, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 10/31/13
WPP, United Kingdom	2.0%
Credit Suisse, Switzerland	1.7
AIA Group, Hong Kong	1.4
Taiwan Semiconductor Manufacturing, Taiwan	1.4
Japan Tobacco, Japan	1.4
Las Vegas Sands, United States	1.3
Capita, United Kingdom	1.3
Richemont, Switzerland	1.3
Priceline.com, United States	1.3
Nestle, Switzerland	1.2
Experian, United Kingdom	1.2
Sonova, Switzerland	1.2
SoftBank, Japan	1.2
Rolls-Royce, United Kingdom	1.2
AXA, France	1.2
Liberty Global, United States	1.2
Itau Unibanco, Brazil	1.2
Baidu, China	1.2
Anheuser-Busch InBev, Belgium	1.1
Standard Chartered, United Kingdom	1.1
FamilyMart, Japan	1.1
BR Malls Participacoes, Brazil	1.1
Nippon Telegraph & Telephone, Japan	1.1
Bayer, Germany	1.1
GlaxoSmithKline, United Kingdom	1.1
Total	31.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Note: Performance for the Advisor Class and R Class will vary due to their differing fee structures. See returns table below.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 13.88	$ 13.27	$ 14.04	$ 12.02	$ 8.91
Investment activities					
Net investment income[1]	0.18	0.18	0.23	0.14	0.27
Net realized and unrealized gain/loss	2.35	0.61	(0.81)	2.14	3.10
Total from investment activities	2.53	0.79	(0.58)	2.28	3.37
Distributions					
Net investment income	(0.19)	(0.18)	(0.15)	(0.26)	(0.22)
Net realized gain	–	–	(0.04)	–	(0.04)
Total distributions	(0.19)	(0.18)	(0.19)	(0.26)	(0.26)
NET ASSET VALUE					
End of period	**$ 16.22**	**$ 13.88**	**$ 13.27**	**$ 14.04**	**$ 12.02**

Ratios/Supplemental Data

Total return[2]	**18.41%**	**6.17%**	**(4.20)%**	**19.23%**	**39.01%**
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.87%	0.91%
Ratio of net investment income to average net assets	1.17%	1.36%	1.65%	1.13%	2.88%
Portfolio turnover rate	44.2%	33.5%	43.0%	54.8%	65.0%
Net assets, end of period (in millions)	$ 11,633	$ 9,182	$ 6,976	$ 6,227	$ 5,431

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 13.80	$ 13.22	$ 14.00	$ 11.97	$ 8.84
Investment activities					
Net investment income[(1)]	0.14	0.15	0.22	0.13	0.24
Net realized and unrealized gain/loss	2.34	0.60	(0.82)	2.12	3.10
Total from investment activities	2.48	0.75	(0.60)	2.25	3.34
Distributions					
Net investment income	(0.15)	(0.17)	(0.15)	(0.22)	(0.17)
Net realized gain	–	–	(0.04)	–	(0.04)
Total distributions	(0.15)	(0.17)	(0.19)	(0.22)	(0.21)
Redemption fees added to paid-in capital[(1)]	–	–	0.01	–	–
NET ASSET VALUE					
End of period	**$ 16.13**	**$ 13.80**	**$ 13.22**	**$ 14.00**	**$ 11.97**

Ratios/Supplemental Data					
Total return[(2)]	**18.11%**	**5.88%**	**(4.28)%**	**19.01%**	**38.74%**
Ratio of total expenses to average net assets	1.09%	1.10%	1.05%	1.07%	1.08%
Ratio of net investment income to average net assets	0.95%	1.17%	1.54%	1.02%	2.56%
Portfolio turnover rate	44.2%	33.5%	43.0%	54.8%	65.0%
Net assets, end of period (in thousands)	$ 223,978	$ 231,230	$ 204,248	$ 63,177	$ 24,041

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

R Class

	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE					
Beginning of period	$ 13.77	$ 13.14	$ 13.92	$ 11.94	$ 8.83
Investment activities					
Net investment income(1)	0.09(2)	0.11(2)	0.16(2)	0.07(2)	0.24(2)
Net realized and unrealized gain/loss	2.34	0.62	(0.81)	2.13	3.06
Total from investment activities	2.43	0.73	(0.65)	2.20	3.30
Distributions					
Net investment income	(0.11)	(0.10)	(0.09)	(0.22)	(0.15)
Net realized gain	–	–	(0.04)	–	(0.04)
Total distributions	(0.11)	(0.10)	(0.13)	(0.22)	(0.19)
NET ASSET VALUE					
End of period	**$ 16.09**	**$ 13.77**	**$ 13.14**	**$ 13.92**	**$ 11.94**

Ratios/Supplemental Data

Total return(3)	**17.75%(2)**	**5.67%(2)**	**(4.72)%(2)**	**18.63%(2)**	**38.24%(2)**
Ratio of total expenses to average net assets	1.40%(2)	1.40%(2)	1.40%(2)	1.40%(2)	1.40%(2)
Ratio of net investment income to average net assets	0.60%(2)	0.81%(2)	1.12%(2)	0.59%(2)	2.48%(2)
Portfolio turnover rate	44.2%	33.5%	43.0%	54.8%	65.0%
Net assets, end of period (in thousands)	$ 6,617	$ 4,928	$ 4,007	$ 4,230	$ 3,179

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 3.6%		
Common Stocks 3.6%		
Amcor	9,564,250	97,990
CSL	1,061,599	69,734
Macquarie Group	1,805,830	86,961
Orica	4,204,882	83,737
Santos	5,780,281	82,877
Total Australia (Cost $333,777)		421,299
BELGIUM 1.1%		
Common Stocks 1.1%		
Anheuser-Busch InBev	1,285,791	133,727
Anheuser-Busch InBev, Strips (1)(2)	1,568,504	—
Total Belgium (Cost $23,954)		133,727
BRAZIL 5.1%		
Common Stocks 3.4%		
BR Malls Participacoes	13,433,600	130,126
Lojas Renner	2,287,700	68,931
NII Holdings, Class B (USD) (2)(3)	1,712,202	5,890
Petrobras, ADR (USD)	6,199,550	112,584
Raia Drogasil	4,542,600	33,215
Tim Participacoes, ADR (USD)	1,910,500	48,565
		399,311
Convertible Preferred Stock 0.0%		
Peixe Urbano, Class A, Acquisition Date: 6/26/12 Acquisition Cost $4,391 (USD) (1)(2)(4)	133,385	664
Peixe Urbano, Class C, Acquisition Date: 12/5/11 Acquisition Cost $17,683 (USD) (1)(2)(4)	537,122	2,675
		3,339
Preferred Stocks 1.7%		
Banco Bradesco	4,317,400	62,212

Itau Unibanco	9,006,840	139,111
		201,323
Total Brazil (Cost $587,006)		603,973

CANADA 2.3%		
Common Stocks 2.3%		
Eldorado Gold	9,612,300	64,810
Tim Hortons	1,831,500	109,330
Valeant Pharmaceuticals International (2)	891,300	94,161
Total Canada (Cost $236,546)		268,301

CHINA 5.2%		
Common Stocks 5.2%		
Baidu, ADR (USD) (2)	855,874	137,710
Beijing Enterprises (HKD) (3)	8,714,000	71,315
Belle International Holdings (HKD) (3)	6,717,000	9,426
China Merchants Holdings International (HKD)	21,086,000	74,656
China Overseas Land & Investment (HKD)	12,258,000	37,867
Parkson Retail (HKD) (3)	55,329,000	18,912
Sina (USD) (2)	544,600	45,507
Sun Art Retail (HKD) (3)	25,357,000	41,471
Tencent Holdings (HKD)	1,414,700	77,258
Want Want China Holdings (HKD) (3)	46,710,000	71,574
Youku Tudou, ADR (USD) (2)(3)	1,010,800	27,534
Total China (Cost $447,273)		613,230

DENMARK 0.7%		
Common Stocks 0.7%		
Carlsberg, Class B	846,896	84,562
Total Denmark (Cost $75,504)		84,562

FRANCE 4.8%

Common Stocks 4.8%

AXA	5,747,440	143,586
EADS	834,489	57,342
Edenred	2,704,503	91,893
Eutelsat (3)	3,661,465	116,056
Pernod Ricard	626,845	75,322
Schneider Electric	1,034,058	87,118
Total France (Cost $441,488)		571,317

GERMANY 3.3%

Common Stocks 3.3%

Bayer	1,027,254	127,676
Brenntag	422,522	71,595
Fresenius	804,238	104,533
SAP	1,152,561	90,544
Total Germany (Cost $256,742)		394,348

HONG KONG 4.0%

Common Stocks 4.0%

AIA Group	33,118,000	168,089
Hang Lung Properties	28,585,000	94,202
Jardine Matheson (USD)	2,054,400	111,944
Kerry Properties	23,272,500	101,159
Total Hong Kong (Cost $433,543)		475,394

INDIA 3.4%

Common Stocks 3.4%

Adani Ports & Special Economic Zone	10,326,696	24,407
Axis Bank	4,668,275	93,050
BF Investment (2)	599,095	391
Bharti Airtel	16,526,676	98,560

Housing Development Finance	7,802,361	108,805
Infosys	600,212	32,212
Power Grid Corp of India	26,008,817	42,830
Total India (Cost $375,846)		400,255

INDONESIA 0.5%

Common Stocks 0.5%

Sarana Menara Nusantara (2)	271,550,000	64,440
Total Indonesia (Cost $34,708)		64,440

JAPAN 13.3%

Common Stocks 13.3%

AEON Financial Service	1,095,300	33,594
Air Water	3,915,000	55,908
Bridgestone	1,165,400	39,968
FamilyMart (3)	2,955,200	132,433
Honda Motor	1,848,500	73,955
Inpex	7,274,800	83,887
Japan Tobacco	4,441,000	160,929
Koito Manufacturing	2,735,000	49,852
Mitsubishi Estate	3,357,000	95,871
Nabtesco	2,446,700	59,672
Nippon Telegraph & Telephone	2,462,500	127,938
Nissan Motor	10,502,400	105,141
Olympus Optical (2)	3,934,600	125,619
SoftBank	1,948,100	145,355
Sony Financial	5,444,400	101,617
Sumitomo	9,178,100	119,418
Yahoo! Japan	13,283,400	62,024
Total Japan (Cost $1,376,885)		1,573,181

SPAIN 1.0%

Common Stocks 1.0%

Banco Bilbao Vizcaya Argentaria	9,756,738	114,310
Total Spain (Cost $85,335)		114,310

SWEDEN 3.5%

Common Stocks 3.5%

Assa-Abloy, Class B	1,952,485	96,930
Elekta, B Shares (3)	3,754,642	55,392
Hexagon, B Shares	2,697,006	80,993
Svenska Cellulosa, B Shares	4,035,860	114,598
Svenska Handelsbanken, A Shares	1,399,650	63,416
Total Sweden (Cost $340,189)		411,329

SWITZERLAND 10.1%

Common Stocks 10.1%

ABB	2,866,139	73,189
Credit Suisse	6,538,509	203,430
Dufry (2)	502,867	81,303
Holcim	1,475,447	109,925
Julius Baer	1,446,461	71,084
Nestle	2,052,800	148,188
Novartis	380,547	29,547
Richemont, A Shares	1,504,770	154,316
SGS Group	27,016	63,301
Sonova	1,116,858	145,369
Syngenta	296,773	119,874
Total Switzerland (Cost $894,825)		1,199,526

TAIWAN 1.9%

Common Stocks 1.9%

Quanta Computer	26,432,000	62,707

Taiwan Semiconductor Manufacturing	43,402,000	161,763
Total Taiwan (Cost $185,639)		224,470
THAILAND 0.3%		
Common Stocks 0.3%		
CP ALL	30,584,400	38,568
Total Thailand (Cost $32,772)		38,568
TURKEY 0.6%		
Common Stocks 0.6%		
Turkiye Garanti Bankasi	17,668,743	71,162
Total Turkey (Cost $72,185)		71,162
UNITED ARAB EMIRATES 0.8%		
Common Stocks 0.8%		
DP World (USD)	5,760,977	97,361
Total United Arab Emirates (Cost $36,428)		97,361
UNITED KINGDOM 18.2%		
Common Stocks 18.2%		
ARM Holdings	6,889,095	108,858
Barclays	26,708,459	112,885
BG Group	4,323,416	88,281
BHP Billiton	2,973,381	92,037
British Sky Broadcasting	7,727,597	116,160
Burberry Group	3,780,674	93,051
Capita	9,827,952	155,375
Compass Group	7,771,960	111,780
Diageo	2,159,230	68,792
Experian	7,220,188	147,026
GlaxoSmithKline	4,789,480	126,212

Intertek	1,699,909	90,818
Partnership Assurance (2)	5,846,295	38,246
Rolls-Royce Holdings	7,788,533	143,613
Royal Dutch Shell, B Shares	2,802,123	97,025
SABMiller	476,617	24,867
Serco Group	8,398,772	75,009
Standard Chartered	5,530,840	132,978
Tullow Oil	6,029,217	91,114
WPP	11,299,372	240,055
		2,154,182
Preferred Stocks 0.0%		
Rolls-Royce Holdings, C Shares (2)	669,813,838	1,074
		1,074
Total United Kingdom (Cost $1,548,193)		2,155,256
UNITED STATES 4.5%		
Common Stocks 4.5%		
Carnival	722,800	25,045
Las Vegas Sands	2,213,900	155,460
Liberty Global (2)	1,778,900	139,412
Lululemon Athletica (2)(3)	941,100	64,983
priceline.com (2)	145,400	153,227
Total United States (Cost $303,679)		538,127
SHORT-TERM INVESTMENTS 2.1%		
Money Market Funds 2.0%		
T. Rowe Price Reserve Investment Fund, 0.04% (5)(6)	232,745,971	232,746
		232,746
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.055%, 11/7/13 (7)	2,000,000	2,000
U.S. Treasury Bills, 0.068%, 11/7/13 (7)	3,000,000	3,000

U.S. Treasury Bills, 0.069%, 12/5/13	2,000,000	2,000
U.S. Treasury Bills, 0.078%, 12/5/13	3,500,000	3,500
		10,500
Total Short-Term Investments (Cost $243,246)		243,246

SECURITIES LENDING COLLATERAL 1.0%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 1.0%

Short-Term Funds 1.0%

T. Rowe Price Short-Term Reserve Fund, 0.03% (5)(6)	11,763,218	117,632
Total Investments through Securities Lending Program with JPMorgan Chase Bank		117,632
Total Securities Lending Collateral (Cost $117,632)		117,632
Total Investments in Securities		
99.4% of Net Assets (Cost $9,271,992)		**$ 11,787,110**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Level 3 in fair value hierarchy. See Note 2.

(2) Non-income producing

(3) All or a portion of this security is on loan at October 31, 2013 -- total value of such securities at period-end amounts to $109,376. See Note 4.

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $3,339 and represents 0.0% of net assets.

(5) Seven-day yield

(6) Affiliated Companies

(7) At October 31, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: the International Stock Fund original share class, referred to in this report as the Investor Class, offered since May 9, 1980; the International Stock Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the International Stock Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance On May 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2013, totaled $(9,905,000) for the year ended October 31, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of October 31, 2013, the fund held foreign exchange derivatives with a fair value of $564,000, included in Unrealized gain on forward currency exchange contracts, and $237,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended October 31, 2013, the fund recognized $872,000 of realized gain on Foreign Currency Transactions and a $327,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2013, securities valued at $140,000 had been posted by the fund to counterparties for bilateral derivatives. As of October 31, 2013, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 2% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2013, approximately 23% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2013, the value of loaned securities was $109,376,000; the value of cash collateral and related investments was $117,632,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,299,224,000 and $4,547,652,000, respectively, for the year ended October 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2013 and October 31, 2012, totaled $128,314,000 and $100,468,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended October 31, 2013, the fund utilized $315,822,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2013, all expire in fiscal 2017.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2013, the fund had no deferred tax liability attributable to foreign securities and $25,884,000 of foreign capital loss carryforwards, including $10,244,000 that expire in 2017, $5,188,000 that expire in 2018, $3,595,000 that expire in 2019, $4,760,000 that expire in 2020, and $2,097,000 that expire in 2021.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2013, the effective annual group fee rate was 0.30%.

The R Class is also subject to a contractual expense limitation through February 28, 2014. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.40%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, expenses in the amount of $2,000 were reimbursed by Price Associates during the year ended October 31, 2013. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $6,000 remain subject to repayment at October 31, 2013.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2013, expenses incurred pursuant to these service agreements were $156,000 for Price Associates; $1,702,000 for T. Rowe Price Services, Inc.; and $1,069,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2013, the fund was charged $346,000 for shareholder servicing costs related to the college savings plans, of which $270,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2013, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2013, the fund was allocated $784,000 of Spectrum Funds’ expenses and $10,725,000 of Retirement Funds’ expenses. Of these amounts, $5,930,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $13,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2013, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 51% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2013, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 926,927 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 13, 2013

Tax Information (Unaudited) for the Tax Year Ended 10/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $131,958,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $7,971,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $131,958,000 and foreign taxes paid of $10,162,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
1991	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to pres-
ent); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Theo C. Rodgers	Founder and President, A&R Development Corporation (1977 to
(1941)	present) and A&R Management, Inc. (1984 to present)
2005
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chairman
of the Board, Chief Executive Officer, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Malik S. Asif (1981)	Employee, T. Rowe Price; formerly student, The
Vice President	University of Chicago Booth School of Business
(to 2012); Investment Consultant–Middle East
and North Africa Investment Team, International
Finance Corporation–The World Bank Group
(to 2010); Equity Research Associate, Keefe,
Bruyette & Woods, Inc. (to 2009)

Hari Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly intern,
T. Rowe Price (to 2010); Analyst, Investment
Banking Division of Financial Institutions
Group, Goldman Sachs, Sydney, Australia
(to 2009)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Employee, T. Rowe Price
Vice President

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011) and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price International;
Vice President	formerly Director–EMEA Macroeconomic
Research and Strategy (to 2012); Independent
Financial Advisor, Global Source (to 2010)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Associate Director,
HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Jonathan Chou (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price,
Executive Vice President	T. Rowe Price Group, Inc., and T. Rowe Price
International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

José Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; Intern, Franklin Templeton
Investments (to 2009)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Luis Fananas (1971)	Vice President, T. Rowe Price International;
Vice President	formerly Equities Research Director, Deutsche
Bank (to 2012)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly
Equity Sales, JP Morgan Chase Securities Ltd.
(to 2012); Equity Specialist Technology, ICAP
PLC (to 2010); Managing Director–Financial
Sector Fund Manager, North Sound Capital
LLC (to 2009)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Jin W. Jeong (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price International; formerly Research Analyst,
Wellington Management (to 2009)

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; Vice President, Price
Vice President	Hong Kong; formerly student, MIT Sloan School
of Management (to 2011); Associate Analyst,
Sirios Capital Management (to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	Director and President–International Fixed
Executive Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Aden Lau (1982)	Employee, T. Rowe Price; formerly student, The
Vice President	Wharton School, University of Pennsylvania
(to 2012); Private Equity Associate–Financial
Services, Stone Point Capital (to 2010);
Investment Banking Analyst–Financial
Institutions Group, Credit Suisse (to 2009)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Analyst, VGI Partners (to 2009)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Employee, T. Rowe Price; Vice President,
Vice President	Price Singapore; formerly Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012); Financial Analyst, Fortress
Investment Group, Hong Kong (to 2009)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Amitabh Shah (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; Vice President,
Vice President	T. Rowe Price International; formerly Analyst,
Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, The University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

John Xie, CFA (1980)	Employee, T. Rowe Price; formerly Senior
Vice President	Associate, The Boston Consulting Group
(to 2010)

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,828,000 and $1,333,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 13, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 13, 2013